3 rd Quarter 2012 Financial Results Presentation November 5, 2012 Exhibit 99.2

Disclaimer
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the
“Company”).  These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,”
“estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.  In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made.  We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance.  Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the
Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
The company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the company’s financial results for the nine months ended September 30, 2012. Specifically, the company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the company’s core operating results and business outlook. The company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the company’s financial performance.
Forward-Looking Statements
Use of Non-GAAP Financial Measures

Chairman’s Comments
“I am pleased with our third quarter results, which included record net revenues, as well as with our record net revenues and net income for the first nine months of 2012. Our results highlight the soundness of our balanced business model, particularly
against a challenging economic backdrop. In the quarter, both the
Global Wealth Management and Institutional Group segments
performed well. We continue to invest in businesses that expand our client services, and which we believe will return shareholder value. Opportunities drive our growth. Today’s announcement of our merger with KBW furthers our goal of creating the premier middle-market investment bank with a specialized focus on the financial services industry.”

Financial Financial Results Results

Stifel Financial Corp. Results
Three months ended September 30, 2012
($ in thousands, except per share amounts)
9/30/12
(1)
9/30/11 % Change 6/30/12 % Change
Net revenues 420,080 $       334,214 $       25.7% 374,407 $    12.2%
Compensation and benefits 267,652 210,573 27.1% 239,374 11.8%
Non-comp operating expenses 90,751 84,618 7.2% 91,159 (0.4%)
Total non-interest expenses 358,403 295,191 21.4% 330,533 8.4%
Income before income taxes 61,677 39,023 58.1% 43,874 40.6%
Provision for income taxes 23,967 16,719 43.4% 17,738 35.1%
Net income 37,710 $         22,304 $         69.1% 26,136 $      44.3%
Earnings per share:
Diluted 0.60 $              0.35 $              71.4% 0.42 $           42.9%
Weighted average number of shares outstanding:
Diluted 63,054 63,152 (0.2%) 62,678 0.6%
Ratios to net revenues:
Compensation and benefits 63.7% 63.0% 63.9%
Non-comp operating expenses 21.6% 25.3% 24.4%
Income before income taxes 14.7% 11.7% 11.7%
Three Months Ended
(1)
Results for the three months ended September 30, 2012 include realized and unrealized gains  on the Company's investment in Knight Capital Group  Inc. of  $25.6 million. The after-tax impact was $0.09 per diluted share.

Stifel Financial Corp. Results
Nine months ended September 30, 2012
($ in thousands, except per share amounts)
9/30/12
(1)
9/30/11 % Change
Net revenues 1,194,820 $   1,059,684 $       12.8%
Compensation and benefits 761,730          671,678              13.4%
Non-comp operating expenses 268,285          294,424              (8.9%)
Total non-interest expenses 1,030,015      966,102              6.6%
Income before income taxes 164,805          93,582                76.1%
Provision for income taxes 66,186            36,464                81.5%
Net income 98,619 $         57,118 $             72.7%
Earnings per share :
Diluted
(2)
1.57 $              0.90 $                   74.4%
Weighted average number of shares outstanding:
Diluted 62,817 63,174 (0.6%)
Ratios to net revenues :
Compensation and benefits 63.8% 63.4%
Non-comp operating expenses 22.4% 27.8%
Income before income taxes 13.8% 8.8%
Nine Months Ended
(1)
Results for the nine months ended September 30, 2012 include realized and unrealized gains on the Company's investment in Knight Capital Group, Inc.  of  $25.6 million. The after-tax impact was $0.09 per diluted share.
(2)
Results for the nine months ended September 30, 2011 include previously disclosed litigation-related charges and merger-
related expenses of  $0.47 per diluted share after-tax.

Source of Revenues
($ in thousands)
9/30/12 9/30/11
%
Change
6/30/12
% Change
9/30/12 9/30/11
%
Change
Commissions 127,966 $   143,243 $   (10.7%) 127,427 $   0.4% 378,696 $       437,344 $       (13.4%)
Principal transactions 102,979 76,650 34.3% 91,564 12.5% 310,776 249,250 24.7%
Capital raising 45,733 25,254 81.1% 40,733 12.3% 141,299 97,301 45.2%
Advisory 27,205 12,419 119.1% 26,630 2.2% 69,440 46,208 50.3%
Investment banking 72,938 37,673 93.6% 67,363 8.3% 210,739 143,509 46.8%
Asset mgt and service fees 62,881 58,253 7.9% 65,311 (3.7%) 189,010 172,914 9.3%
Other
(1)
31,922 540 * 5,418 489.2% 50,634 11,352 346.0%
Total operating revenues 398,686 316,359 26.0% 357,083 11.7% 1,139,855 1,014,369 12.4%
Interest revenue 27,306 24,161 13.0% 27,181 0.5% 79,744 64,246 24.1%
Total revenues 425,992 340,520 25.1% 384,264 10.9% 1,219,599 1,078,615 13.1%
Interest expense 5,912 6,306 (6.2%) 9,857 (40.0%) 24,779 18,931 30.9%
Net revenues 420,080 $   334,214 $   25.7% 374,407 $   12.2% 1,194,820 $   1,059,684 $   12.8%
* Percentage not meaningful.
Quarter Ended Nine Months Ended
(1)
Results for the three and nine months ended September 30, 2012 include $25.6 million in realized and unrealized gains on the Company's investment in Knight Capital Group, Inc.

Brokerage Revenues
($ in thousands)
9/30/12 9/30/11
%
Change
6/30/12
%
Change
9/30/12 9/30/11
%
Change
Principal transactions:
Taxable debt 55,908 $     41,871 $     33.5% 47,831 $     16.9% 165,172 $   136,310 $     21.2%
Municipal debt 24,412        19,335        26.3% 23,851        2.4% 70,089        57,722          21.4%
Equities 10,959        6,397          71.3% 8,463          29.5% 40,530        26,916          50.6%
Other 11,700        9,047          29.3% 11,419        2.5% 34,985        28,302          23.6%
Total principal transactions 102,979 $   76,650 $     34.3% 91,564 $     12.5% 310,776 $   249,250 $     24.7%
Commissions 127,966      143,243      (10.7%) 127,427      0.4% 378,696      437,344        (13.4%)
Total brokerage revenues 230,945 $   219,893 $   5.0% 218,991 $   5.5% 689,472 $   686,594 $     0.4%
Nine Months Ended Quarter Ended

Non-Interest Expenses
Three months ended September 30, 2012
($ in thousands)
9/30/12 9/30/11 % Change 6/30/12 % Change 9/30/12 9/30/11 6/30/12
Compensation and benefits 247,964 193,818 27.9% 219,004 13.2% 59.0% 58.0% 58.5%
Transitional pay
(1)
19,688 16,755 17.5% 20,370 (3.3%) 4.7% 5.0% 5.4%
Total compensation and benefits 267,652 210,573 27.1% 239,374 11.8% 63.7% 63.0% 63.9%
Occupancy and equipment rental 33,061 30,914 6.9% 32,320 2.3% 7.9% 9.2% 8.6%
Communication and office supplies 19,976 18,838 6.0% 20,797 (3.9%) 4.8% 5.6% 5.6%
Commissions and floor brokerage 8,031 7,400 8.5% 7,747 3.7% 1.9% 2.2% 2.1%
Other operating expenses 29,683 27,466 8.1% 30,295 (2.0%) 7.1% 8.1% 8.1%
Total non-comp operating expenses 90,751 84,618 7.2% 91,159 (0.4%) 21.7% 25.3% 24.3%
Total non-interest expense 358,403 295,191 21.4% 330,533 8.4% 85.3% 88.3% 88.3%
Quarter Ended
% of Net revenues
(1)
Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Non-Interest Expenses
Nine months ended September 30, 2012
($ in thousands)
9/30/12 9/30/11 % Change 9/30/12 9/30/11
Compensation and benefits 703,300 618,556 13.7% 58.9% 58.5%
Transitional pay
(1)
58,430 53,122 10.0% 4.9% 5.0%
Total compensation and benefits 761,730 671,678 13.4% 63.8% 63.4%
Occupancy and equipment rental 96,172 89,962 6.9% 8.0% 8.5%
Communication and office supplies 61,146 56,198 8.8% 5.1% 5.3%
Commissions and floor brokerage 23,390 20,943 11.7% 2.0% 2.0%
Other operating expenses
(2)
87,577 127,321 (31.2%) 7.3% 12.0%
Total non-comp operating expenses 268,285 294,424 (8.9%) 22.5% 27.8%
Total non-interest expense 1,030,015 966,102 6.6% 86.2% 91.2%
Nine Months Ended % of Net revenues
(2)
Results for the nine months ended September 30, 2011 include litigation-related charges and merger-related expenses of $29.4 million after-tax.
(1)
Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Segment Comparison
($ in thousands)
9/30/12 9/30/11
%
Change
6/30/12
%
Change
9/30/12 9/30/11
%
Change
Net revenues:
Global Wealth Management 251,728 $  219,489 $  14.7% 240,029 $  4.9% 740,105 $     683,589 $     8.3%
Institutional Group
(1)
169,679 113,259 49.8% 135,297 25.4% 453,480 373,168 21.5%
Other (1,327) 1,457 (191.1%) (919) (44.4%) 1,235 2,927 (57.8%)
420,080 $  334,205 $  25.7% 374,407 $  12.2% 1,194,820 $  1,059,684 $  12.8%
Operating contribution:
Global Wealth Management 68,370 $    55,612 $    22.9% 61,353 $    11.4% 198,901 $     172,510 $     15.3%
Institutional Group
(1)
33,427 9,152 265.2% 17,546 90.5% 74,677 52,496 42.3%
Other
(2)
(40,120) (25,741) 55.9% (35,025) 14.5% (108,773) (131,424) (17.2%)
61,677 $    39,023 $    58.1% 43,874 $    40.6% 164,805 $     93,582 $       76.1%
Nine Months Ended Quarter Ended
(2)
Results for the nine months ended September 30, 2011 include litigation-related charges and merger-related expenses of  $47.5 million pre-tax.
(1)
Results for the three and nine months ended September 30, 2012 include $25.6 million in realized and unrealized gains recognized on the
Company's investment in Knight Capital Group, Inc.

Global Wealth Management
($ in thousands) 9/30/12 9/30/11 % Change 6/30/12 % Change 9/30/12 9/30/11 % Change
Commissions 89,393 $     92,029 $     (2.9%) 88,423 $     1.1% 268,839 $   287,384 $   (6.5%)
Principal transactions 58,801 48,836 20.4% 55,628 5.7% 173,474 156,262 11.0%
Asset management & service fees 62,871 58,007 8.4% 65,169 (3.5%) 188,626 172,354 9.4%
Net interest 22,283 15,016 48.4% 18,233 22.2% 58,163 39,586 46.9%
Investment banking 13,347 3,737 257.2% 8,531 56.5% 34,348 16,460 108.7%
Other income 5,033 1,873 168.7% 4,045 24.4% 16,655 11,543 44.3%
Net revenues 251,728 219,498 14.7% 240,029 4.9% 740,105 683,589 8.3%
Compensation and benefits 146,882 128,244 14.5% 140,984 4.2% 431,623 403,782 6.9%
Non-comp operating expenses 36,476 35,642 2.3% 37,692 (3.2%) 109,581 107,297 2.1%
Total non-interest expenses 183,358 163,886 11.9% 178,676 2.6% 541,204 511,079 5.9%
Income before income taxes 68,370 $     55,612 $     22.9% 61,353 $     11.4% 198,901 $   172,510 $   15.3%
Ratios to net revenues :
Compensation and benefits 58.3% 58.4% 58.7% 58.3% 59.1%
Non-comp operating expenses 14.5% 16.3% 15.7% 14.8% 15.7%
Income before income taxes 27.2% 25.3% 25.6% 26.9% 25.2%
Quarter Ended Nine Months Ended

Stifel Bank & Trust
(an operating unit of GWM)
% Change % Change
(in 000s, except percentages)
Net revenues $ 19,862                   $ 17,584                   13.0             $ 18,997             4.6
Income before income taxes 18,063                   13,240                   36.4             14,769             22.3
As of
9/30/12 9/30/11 % Change 6/30/12 % Change
Assets $ 3,228,021            $ 2,311,371            39.7             $ 3,058,971       5.5
Investment securities 2,133,494            1,470,812            45.1             1,849,622       15.3
Retained loans, net 746,120                567,341                31.5             709,079           5.2
Loans held for sale 209,358                114,452                82.9             117,166           78.7
Deposits 2,923,671            2,120,763            37.9             2,776,684       5.3
Allowance as a percentage of loans 0.85% 0.67% 0.88%
Non-performing assets as a percentage of total
assets
0.07% 0.08% 0.08%
As of
For the Three Months Ended
9/30/12 9/30/11 6/30/12

Institutional Group
($ in thousands) 9/30/12 9/30/11 % Change 6/30/12 % Change 9/30/12 9/30/11 % Change
Commissions 38,574 $     51,214 $     (24.7%) 39,004 $     (1.1%) 109,858 $   149,960 $   (26.7%)
Principal transactions 44,178 27,815 58.8% 35,936 22.9% 137,302 92,988 47.7%
Investment banking 59,591 33,936 75.6% 58,832 1.3% 176,391 127,049 38.8%
Other
(1)
27,336 294 * 1,525 * 29,929 3,171 *
Net revenues 169,679 113,259 49.8% 135,297 25.4% 453,480 373,168 21.5%
Compensation and benefits 104,913 74,813 40.2% 84,754 23.8% 283,691 234,006 21.2%
Non-comp operating expenses 31,339 29,294 7.0% 32,997 (5.0%) 95,112 86,666 9.7%
Total non-interest expenses 136,252 104,107 30.9% 117,751 15.7% 378,803 320,672 18.1%
Income before income taxes 33,427 $     9,152 $       265.2% 17,546 $     90.5% 74,677 $     52,496 $     42.3%
Ratios to net revenues :
Compensation and benefits 61.8% 66.0% 62.6% 62.6% 62.7%
Non-comp operating expenses 18.5% 25.9% 24.4% 20.9% 23.2%
Income before income taxes 19.7% 8.1% 13.0% 16.5% 14.1%
* Percentage not meaningful.
Quarter Ended Nine Months Ended
(1)
Includes net interest and other income. Other income for the three and nine months ended September 30, 2012 includes $25.6 million pre-tax in realized and unrealized gains recognized on the Company's investment in Knight Capital Group, Inc.

Institutional Group Revenues
($ in thousands)
9/30/12 9/30/11
% Change
6/30/12
% Change
9/30/12 9/30/11
% Change
Institutional brokerage:
Equity 37,956 $    47,185 $    (19.6%) 38,466 $    (1.3%) 120,594 $  141,278 $  (14.6%)
Fixed income 44,796 31,844 40.7% 36,474 22.8% 126,566 101,670 24.5%
82,752 79,029 4.7% 74,940 10.4% 247,160 242,948 1.7%
Investment Banking:
Capital raising
Equity 17,527 16,382 7.0% 17,651 (0.7%) 66,728 67,386 (1.0%)
Fixed income 14,859 5,054 194.0% 14,551 2.1% 40,223 13,268 203.2%
32,386 21,436 51.1% 32,202 0.6% 106,951 80,654 32.6%
Advisory fees 27,205 12,500 117.6% 26,630 2.2% 69,440 46,395 49.7%
Investment banking 59,591 33,936 75.6% 58,832 1.3% 176,391 127,049 38.8%
Other
(1)
27,336 294 * 1,525 * 29,929 3,171 *
Total net revenue 169,679 $  113,259 $  49.8% 135,297 $  25.4% 453,480 $  373,168 $  21.5%
* Percentage not meaningful.
Nine Months Ended Quarter Ended
(1)
Includes net interest and other income. Other income for the three and nine months ended September 30, 2012 includes
$25.6 million pre-tax in realized and unrealized gains recognized on the Company's investment in Knight Capital Group, Inc.

Financial Financial Condition Condition

Capital Structure
As of September 30, 2012
(in thousands, except ratios)
($ in thousands)
Total Assets 6,139,530 $
Stockholders' Equity 1,427,124 $
Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500 $
6.70% Senior Notes due 2022 175,000 $
Total Capitalization 1,684,624 $
Ratios:
Debt to Equity
(1)
18.0%
Leverage Ratio
(2)
3.6x
Equity Capitalization
(3)
4.3x
(1)
Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m) and Senior Notes ($175.0m) divided by stockholders’ equity.
(2)
Leverage ratio = total assets divided by total capitalization.
(3)
Equity capitalization = total assets divided by stockholders’ equity.

Other Financial Data
Total assets (000s):
Stifel Nicolaus & Stifel Financial
Stifel Bank
Total assets
Total shareholders' equity (000s):
Stifel Nicolaus & Stifel Financial
Stifel Bank
Total shareholders' equity
Leverage ratio:
Stifel Nicolaus & Stifel Financial
Stifel Bank
Total leverage ratio
Book value per share
Financial advisors
(1)
Full-time associates
Locations
Total client assets (000s)
(2)
(1)
Includes 154, 160 and 156 independent contractors as of September 30, 2012 and 2011 and June 30, 2012, respectively.
(2)
Includes money market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.
As of
9/30/12 9/30/11 % Change 6/30/12 % Change
2,911,509 $          2,630,993 $       10.7% 3,079,564 $       (5.5%)
3,228,021 2,311,371 39.7% 3,058,971 5.5%
6,139,530 $          4,942,364 $       24.2% 6,138,535 $       0.0%
1,176,935 $          1,086,832 $       8.3% 1,140,188 $       3.2%
250,189 174,919 43.0% 231,657 8.0%
1,427,124 $          1,261,751 $       13.1% 1,371,845 $       4.0%
2.0 2.2 0.0% 2.2 10.0%
12.9 13.2 (2.5%) 13.2 0.0%
3.6 3.7 (0.8%) 3.8 11.8%
26.62 $                   24.48 $               8.7% 25.63 $               3.9%
2,042 1,961 4.1% 2,028 0.7%
5,266 4,942 6.6% 5,196 1.3%
338 313 8.0% 332 1.8%
136,015,000 $     110,797,000 $  22.8% 131,026,000 $  3.8%
As of

Level 3 Assets
($ in thousands)
9/30/12 12/31/11
Auction Rate Securities (ARS)
(1)
162,761 $        181,801 $
Stifel Bank & Trust Investments 11,529 12,000
Trading Securities 3,471 3,742
Other Investments
(2)
36,717 37,033
Level 3 assets (excluding ARS) 51,717 52,775
Total Level 3 assets 214,478 $        234,576 $
Percentage of Equity 15.0% 18.0%
Percentage of Equity (excluding ARS) 3.6% 4.1%
(1)
Includes $84.1 million and $66.9 million, respectively, of ARS held at Stifel Bank & Trust.
(2)
Includes $30.0 million and $30.2 million, respectively, of investments held by TWPG subsidiaries.
Carrying Value

2012 2012 Investments Investments

2012 Legacy Business vs. Investments
¹As of October 31, 2012.
2
Legacy revenues and expense s exclude new business and investments.
3
Legacy provision for income taxes is calculated using the tax rate for the nine month period 2012 of 40.2%.
2012 Investments include hiring 132 financial advisors and 65 fixed income sales and trading professionals
YTD   .
($ in thousands, except per share amounts)
Legacy 2 Investments Total 9m2012 Q3 Q2 Q1
Net revenues 1,165,461 29,359 1,194,820 29,359 15,131 9,227 5,001
Compensation and benefits 732,609 29,121 761,730 29,121 11,603 10,013 7,505
Non-compensation operating expenses 252,305 15,980 268,285 15,980 5,104 5,844 5,032
Total non-interest expenses 984,914 45,101 1,030,015 45,101 16,707 15,857 12,537
Income before income taxes 180,547 (15,742) 164,805 (15,742) (1,576) (6,630) (7,536)
Provision for income taxes
3
72,508 (6,322) 66,186 (6,322) (523) (2,685) (3,114)
Net income 108,039 (9,420) 98,619 (9,420) (1,053) (3,945) (4,422)
Earnings per share 1.72 $            (0.15) $           1.57 $            (0.15) $         (0.02) $         (0.06) $         (0.07) $
Ratios to net revenues:
Compensation and benefits 62.9 63.8
Non-compensation operating expenses 21.6 22.5
Income before income taxes 15.5 13.8
As Reported
9M2012 Investments - 2012 Comparision
1

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